UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2005

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

        On November 21, 2005, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that the Corporation completed the sale of a commercial office building located in Riverside, California. The transaction was completed on November 18, 2005 resulting in a pre-tax gain of $6.3 million (approximately $3.6 million net of taxes).

        A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

             (c)        Exhibits

            99.1      News Release of Provident Financial Holdings, Inc. dated November 21, 2005.

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            SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2005                                  PROVIDENT FINANCIAL HOLDINGS, INC.

                                                                          /s/ Donavon P. Ternes
                                                                          Donavon P. Ternes
                                                                          Chief Financial Officer

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Exhibit 99.1

News Release of Provident Financial Holdings, Inc. dated November 21, 2005

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3756 Central Ave.                                                 NEWS RELEASE
Riverside, CA 92506
(951) 686-6060

Provident Financial Holdings Completes Sale of
Commercial Office Building

        Riverside, Calif. - November 21, 2005 - Provident Financial Holdings, Inc. ("Company"), NASDAQ: PROV, the holding company for Provident Savings Bank, F.S.B. ("Bank"), announced today that the Company completed the sale of a commercial office building located in Riverside, California (previously announced on September 13, 2005). The Company, through the Bank's wholly-owned subsidiary Provident Financial Corp, has owned and operated the building since 1999 which was purchased for investment purposes.

       The transaction was completed on November 18, 2005 resulting in a pre-tax gain of $6.3 million (approximately $3.6 million net of taxes) which will be reflected in the Company's financial statements for the quarter ending December 31, 2005.

Safe-Harbor Statement

Certain matters in this News Release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2005, as amended.

Contacts:        Craig G. Blunden                         Donavon P. Ternes
                      Chairman, President & CEO        Senior Vice President & CFO

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